[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.1

SECOND AMENDMENT TO THE LICENSE AND COLLABORATION AGREEMENT
BY AND BETWEEN
NEWLINK GENETICS CORPORATION, NEWLINK GLOBAL,
GENENTECH, INC. AND F. HOFFMANN-LA ROCHE LTD
OF OCTOBER 16, 2014
This Second Amendment to the License And Collaboration Agreement by and between NewLink Genetics Corporation, NewLink Global, Genentech, Inc. and F. Hoffmann-La Roche Ltd of October 16, 2014 (“Second Amendment”), effective as of March 16, 2016 (the “Second Amendment Effective Date”), is made by and between NewLink Genetics Corporation, a corporation organized and existing under the laws of Delaware, having its principal place of business at 2503 South Loop Drive, Ames, Iowa 50010 (“NLNK” or “NewLink”), Genentech, Inc., a corporation organized and existing under the laws of Delaware, having its principal place of business at 1 DNA Way, South San Francisco, California 94080 USA (“GNE”), and F. Hoffmann-La Roche Ltd, a corporation organized and existing under the laws of Switzerland, having its principal place of business at Grenzacherstrasse 124, CH 4070 Basel, Switzerland (“Roche”) (GNE and Roche, collectively, “Genentech”). The date of execution of this Second Amendment is the date of final signature below (“Second Amendment Execution Date”).
WHEREAS, the Parties have executed that certain License and Collaboration Agreement by and between the Parties dated October 16, 2014, as amended by that certain First Amendment dated March 31, 2015 (the “Agreement”); and
WHEREAS, the Parties wish to amend the Agreement as set forth herein.
NOW, THEREFORE, in consideration of the mutual promises set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.    Definitions. All capitalized terms not otherwise defined herein shall have the same definition as in the Agreement.
2.    Section 14.20 Chugai and/or Foundation Medicine as Affiliate or Sublicensee. Section 14.20 of the Agreement is hereby deleted and replaced in its entirety with the following:
14.20    Chugai and/or Foundation Medicine as Affiliate or Sublicensee.
In the event that Genentech provides notice (a) pursuant to Section 1.4 electing to add Chugai and/or Foundation Medicine as an Affiliate under this Agreement, or (b) that Chugai and/or Foundation Medicine is a Sublicensee for Development and/or Commercialization rights of Licensed Products, then (i) if Genentech provided notice pursuant to (b) above, references to [*] that, despite the fact that Chugai and/or Foundation Medicine (as applicable) is not an Affiliate of Genentech, otherwise satisfy the definition of [*] set forth in Section

[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.1

1.129, (ii) references to [*], (iii) references to [*],  and (iv) references to [*] in each case, in all instances occurring in the Agreement.
3.    Survival of Agreement Terms. All terms and conditions of the Agreement not modified by this Second Amendment shall continue in full force and effect in accordance with their terms. In the event of any conflict between the terms and conditions of this Second Amendment and the Agreement, the terms and conditions set forth in this Second Amendment shall control with respect to the subject matter hereof.

[signature page follows; the remainder of this page intentionally blank]

[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.1

IN WITNESS WHEREOF, each of NewLink Genetics Corporation, Genentech, Inc. and F. Hoffmann-La Roche Ltd, intending to be bound, have caused this Second Amendment to be executed as of the Second Amendment Execution Date.

NewLink Genetics Corporation By:/s/ Charles Link Name:Charles Link Title:CEO Date:_______May 10, 2016__________	Genentech, Inc. By:/s/ James Sabry Name:James Sabry Title:SVP Date:_______May 2, 2016_______________

F. Hoffmann-La Roche Ltd
By:/s/ Stefan Arnold
Name: Stefan Arnold
Title:Head Legal Pharma
Date:___April 27, 2016_______________
and
By: /s/ Vikas Kabra
Name: Vikas Kabra
Title: Head Transfer Excellence
Date:____________________________

Signature Page of the Second Amendment to the License and Collaboration Agreement by and between NewLink Genetics Corporation,
Genentech, Inc. and F. Hoffmann-La Roche Ltd

[*]  Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.1